UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): October 21, 2008

BIOMETRX, INC.
(Exact name of registrant as specified in its Charter)

Delaware	0-15807	31-1190725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

500 North Broadway, Suite 204, Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 937-2828
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02 Departure of Principal Officers; Election of Directors; Appointment of Principal Officer.

On October 21, 2008, bioMETRX, Inc. (the “Company”) elected Mr. Frank Santamoreno to the Company’s Board of Directors effective immediately. In connection with this election the Company issued Mr. Santamoreno two hundred and fifty-thousand (250,000) shares of its common stock.

Frank Santamoreno, has been engaged in the in the Security and Protection Industry for over 20 years. Mr. Santamoreno is the President of Security Experts, Consulting & Design, LLC a security consulting firm whose clients include several Fortune 500 companies, providing consulting services in critical security issues, including but not limited to, architecting and designing comprehensive security solutions, integrating security/access control, IP surveillance systems, visitor management systems. Mr. Santamoreno has been a keynote speaker at a number of security industry conferences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMETRX, INC. (Registrant)

Date: October 23, 2008	By:	/s/ Mark Basile
Mark Basile, Chief Executive Officer